Exhibit 4.10

Annex B

[Face of Certificate - ZION OIL & GAS, INC.]

(SEE REVERSE SIDE FOR LEGEND)

W

WARRANTS

(THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, June 28, 2023)

ZION OIL & GAS, INC.

CUSIP 989696 ___

WARRANT

THIS CERTIFIES THAT, for value received _____________ is the registered holder of a Warrant or Warrants expiring June 28, 2023 (the “Warrant”) to purchase for each Warrant one fully paid and non-assessable share of Common Stock, par value $.01 per share (the “Shares”), of ZION OIL & GAS, INC., a Delaware corporation (the “Company”). Each Warrant entitles the holder thereof to purchase from the Company, commencing on March 31, 2023, one Share of the Company at the price of $0.05 per share, upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent, American Stock Transfer & Trust Company, LLC (such surrender may be made by electronic means and such payment by check or by electronic means made payable to the order of the Company), but only subject to the conditions set forth herein and in the Warrant Agent Agreement between the Company and the Warrant Agent. In no event shall the registered holder of this Warrant be entitled to receive a net-cash settlement or other consideration in lieu of physical settlement in Shares of the Company. The Warrant Agent Agreement provides that, upon the occurrence of certain events, the Warrant Price, the Exercise Period and the number of Warrant Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised.

This Warrant may expire on the date first above written, if it is not exercised prior to such date by the registered holder pursuant to the terms of the Warrant Agent Agreement. The Company in its sole discretion may extend the duration of the Unit Option under the Unit Program, which would extend the Warrant Exercise Period by the same extension of days.

Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or his/her/its assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.

Warrant Certificates, when surrendered at the office or agency of the Warrant Agent or by any electronic means to the Company by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agent Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

Upon due presentment by electronic means or other approved delivery for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agent Agreement, without charge except for any applicable tax or other governmental charge.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of the Warrants represented by this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

COUNTERSIGNED:

American Stock Transfer & Trust Company, LLC

WARRANT AGENT

BY:

AUTHORIZED OFFICER

DATED:

(Signature)

CHIEF EXECUTIVE OFFICER

(Seal)

(Signature)

SECRETARY

[Face of Certificate - ZION OIL & GAS, INC.]

(SEE REVERSE SIDE FOR LEGEND)

W

WARRANTS

(THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, July 13, 2023)

ZION OIL & GAS, INC.

CUSIP 989696 ___

WARRANT

THIS CERTIFIES THAT, for value received _____________ is the registered holder of a Warrant or Warrants expiring July 13, 2023 (the “Warrant”) to purchase for each Warrant one fully paid and non-assessable share of Common Stock, par value $.01 per share (the “Shares”), of ZION OIL & GAS, INC., a Delaware corporation (the “Company”). Each Warrant entitles the holder thereof to purchase from the Company, commencing on April 14, 2023, one Share of the Company at the price of $0.05 per share, upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent, American Stock Transfer & Trust Company, LLC (such surrender may be made by electronic means and such payment by check or by electronic means made payable to the order of the Company), but only subject to the conditions set forth herein and in the Warrant Agent Agreement between the Company and the Warrant Agent. In no event shall the registered holder of this Warrant be entitled to receive a net-cash settlement or other consideration in lieu of physical settlement in Shares of the Company. The Warrant Agent Agreement provides that, upon the occurrence of certain events, the Warrant Price, the Exercise Period and the number of Warrant Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised.

This Warrant may expire on the date first above written, if it is not exercised prior to such date by the registered holder pursuant to the terms of the Warrant Agent Agreement. The Company in its sole discretion may extend the duration of the Unit Option under the Unit Program, which would extend the Warrant Exercise Period by the same extension of days.

Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or his/her/its assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.

Warrant Certificates, when surrendered at the office or agency of the Warrant Agent or by any electronic means to the Company by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agent Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

Upon due presentment by electronic means or other approved delivery for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agent Agreement, without charge except for any applicable tax or other governmental charge.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of the Warrants represented by this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

COUNTERSIGNED:

American Stock Transfer & Trust Company, LLC

WARRANT AGENT

BY:

AUTHORIZED OFFICER

DATED:

(Signature)

CHIEF EXECUTIVE OFFICER

(Seal)

(Signature)

SECRETARY

[Face of Certificate - ZION OIL & GAS, INC.]

(SEE REVERSE SIDE FOR LEGEND)

W

WARRANTS

(THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, July 31, 2023)

ZION OIL & GAS, INC.

CUSIP 989696 ___

WARRANT

THIS CERTIFIES THAT, for value received _____________ is the registered holder of a Warrant or Warrants expiring July 31, 2023 (the “Warrant”) to purchase for each Warrant one fully paid and non-assessable share of Common Stock, par value $.01 per share (the “Shares”), of ZION OIL & GAS, INC., a Delaware corporation (the “Company”). Each Warrant entitles the holder thereof to purchase from the Company, commencing on May 2, 2023, one Share of the Company at the price of $0.05 per share, upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent, American Stock Transfer & Trust Company, LLC (such surrender may be made by electronic means and such payment by check or by electronic means made payable to the order of the Company), but only subject to the conditions set forth herein and in the Warrant Agent Agreement between the Company and the Warrant Agent. In no event shall the registered holder of this Warrant be entitled to receive a net-cash settlement or other consideration in lieu of physical settlement in Shares of the Company. The Warrant Agent Agreement provides that, upon the occurrence of certain events, the Warrant Price, the Exercise Period and the number of Warrant Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised.

This Warrant may expire on the date first above written, if it is not exercised prior to such date by the registered holder pursuant to the terms of the Warrant Agent Agreement. The Company in its sole discretion may extend the duration of the Unit Option under the Unit Program, which would extend the Warrant Exercise Period by the same extension of days.

Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or his/her/its assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.

Warrant Certificates, when surrendered at the office or agency of the Warrant Agent or by any electronic means to the Company by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agent Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

Upon due presentment by electronic means or other approved delivery for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agent Agreement, without charge except for any applicable tax or other governmental charge.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of the Warrants represented by this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

COUNTERSIGNED:

American Stock Transfer & Trust Company, LLC

WARRANT AGENT

BY:

AUTHORIZED OFFICER

DATED:

(Signature)

CHIEF EXECUTIVE OFFICER

(Seal)

(Signature)

SECRETARY

[Face of Certificate - ZION OIL & GAS, INC.]

(SEE REVERSE SIDE FOR LEGEND)

W

WARRANTS

(THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, September 10, 2023)

ZION OIL & GAS, INC.

CUSIP 989696 ___

WARRANT

THIS CERTIFIES THAT, for value received _____________ is the registered holder of a Warrant or Warrants expiring September 10, 2023 (the “Warrant”) to purchase for each Warrant one fully paid and non-assessable share of Common Stock, par value $.01 per share (the “Shares”), of ZION OIL & GAS, INC., a Delaware corporation (the “Company”). Each Warrant entitles the holder thereof to purchase from the Company, commencing on June 12, 2023, one Share of the Company at the price of $0.05 per share, upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent, American Stock Transfer & Trust Company, LLC (such surrender may be made by electronic means and such payment by check or by electronic means made payable to the order of the Company), but only subject to the conditions set forth herein and in the Warrant Agent Agreement between the Company and the Warrant Agent. In no event shall the registered holder of this Warrant be entitled to receive a net-cash settlement or other consideration in lieu of physical settlement in Shares of the Company. The Warrant Agent Agreement provides that, upon the occurrence of certain events, the Warrant Price, the Exercise Period and the number of Warrant Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised.

This Warrant may expire on the date first above written, if it is not exercised prior to such date by the registered holder pursuant to the terms of the Warrant Agent Agreement. The Company in its sole discretion may extend the duration of the Unit Option under the Unit Program, which would extend the Warrant Exercise Period by the same extension of days.

Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or his/her/its assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.

Warrant Certificates, when surrendered at the office or agency of the Warrant Agent or by any electronic means to the Company by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agent Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

Upon due presentment by electronic means or other approved delivery for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agent Agreement, without charge except for any applicable tax or other governmental charge.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of the Warrants represented by this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

COUNTERSIGNED:

American Stock Transfer & Trust Company, LLC

WARRANT AGENT

BY:

AUTHORIZED OFFICER

DATED:

(Signature)

CHIEF EXECUTIVE OFFICER

(Seal)

(Signature)

SECRETARY